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                                                                    EXHIBIT 23.1



               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

As independent certified public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated August 19, 1999 included in Boca Resorts, Inc. Form 10-K for the year ended June 30, 1999.

/s/ Arthur Andersen LLP

ARTHUR ANDERSEN LLP
  Fort Lauderdale, Florida
  December 6, 1999